Exhibit 10.39

FIFTH AMENDMENT TO CREDIT AGREEMENT

Parties:

“CoBank”:                                           CoBank, ACB
5500 South Quebec Street
Greenwood Village, Colorado 80111

“Borrower”:                                           Pilgrim’s Pride Corporation
4845 US Highway 271 N.
Pittsburg, Texas 75686

“Syndication Parties”:                                                      Whose signatures appear below

Execution Date:       August 7, 2007

Recitals:

A. CoBank (in its capacity as the Administrative Agent (“Agent”), the Syndication Parties signatory thereto, and Borrower have entered into that certain 2006 Amended and Restated Credit Agreement (Convertible Revolving Loan and Term Loan) dated as of September 21, 2006, that certain First Amendment to Credit Agreement dated as of December 13, 2006, that certain Second Amendment to Credit Agreement dated as of January 4, 2007, and that certain Third Amendment to Credit Agreement dated as of February 7, 2007, and that certain Fourth Amendment to Credit Agreement dated as of July 3, 2007 (as so amended and as amended, modified, or supplemented from time to time in the future, the “Credit Agreement”) pursuant to which the Syndication Parties, and any entity which becomes a Syndication Party on or after September 21, 2006, have extended certain credit facilities to Borrower under the terms and conditions set forth in the Credit Agreement.

B. Borrower has requested that the Agent and the Syndication Parties modify the definition of the GK Lien Date, which the Agent and the Syndication Parties are willing to do under the terms and conditions as set forth in this Fifth Amendment to Credit Agreement (“Fifth Amendment”).

Agreement:

Now, therefore, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement.  The Credit Agreement is amended as of the Effective Date as follows:

1.1 Sections 1.57 is amended to read as follows:

1.57           GK Lien Date:  means September 23, 2007.

2. Conditions to Effectiveness of this Fifth Amendment.  The effectiveness of this Fifth Amendment is subject to satisfaction, in the Administrative Agent’s sole discretion, of each of the following conditions precedent (the date on which all such conditions precedent are so satisfied shall be the “Effective Date”):

2.1 Delivery of Executed Loan Documents.  Borrower shall have delivered to the Administrative Agent, for the benefit of, and for delivery to, the Administrative Agent and the Syndication Parties, the following document, duly executed by Borrower:

A. This Fifth Amendment

2.2 Syndication Parties Execution; Voting Participant Approval.  The Administrative Agent shall have received (a) written approval of this Fifth Amendment by at least the Required Lenders (including Voting Participants); and (b) a copy of this Fifth Amendment executed by the Syndication Parties as required.

2.3 Representations and Warranties.  The representations and warranties of Borrower in the Credit Agreement shall be true and correct in all material respects on and as of the Effective Date as though made on and as of such date.

2.4 No Event of Default.  No Event of Default shall have occurred and be continuing under the Credit Agreement as of the Effective Date of this Fifth Amendment.

2.5 Payment of Fees and Expenses.  Borrower shall have paid the Administrative Agent, by wire transfer of immediately available federal funds (a) all fees presently due under the Credit Agreement (as amended by this Fifth Amendment); and (b) all expenses owing as of the Effective Date pursuant to Section 15.1 of the Credit Agreement.

3. General Provisions.

3.1 No Other Modifications.  The Credit Agreement, as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

3.2 Successors and Assigns.  This Fifth Amendment shall be binding upon and inure to the benefit of Borrower, Agent, and the Syndication Parties, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of all the Syndication Parties.

3.3 Definitions.  Capitalized terms used, but not defined, in this Fifth Amendment shall have the meaning set forth in the Credit Agreement.

3.4 Severability.  Should any provision of this Fifth Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this Fifth Amendment and all remaining provision of this Fifth Amendment shall be fully enforceable.

3.5 Governing Law.  To the extent not governed by federal law, this Fifth Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

3.6 Headings.  The captions or headings in this Fifth Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Fifth Amendment.

3.7 Counterparts.  This Fifth Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.  Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.  Any party delivering an executed counterpart of this Fifth Amendment by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this Fifth Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Fifth Amendment.

[Signatures to follow on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed as of the Effective Date.

ADMINISTRATIVE AGENT:                                                                           CoBank, ACB

By: /s/ Jim Stutzman
Name:                      Jim Stutzman
Title:              Vice President

BORROWER:                                                      Pilgrim’s Pride Corporation

By:  /s/ Richard A. Cogdill
Name:                      Richard A. Cogdill
Title:              Exe. VP, CFO, Sec & Treas.

SYNDICATION PARTIES:                                                               CoBank, ACB

By: /s/ Jim Stutzman
Name:                      Jim Stutzman
Title:              Vice President

Agriland, FCS

By:  /s/ Dwayne C. Young
Name:                      Dwayne C. Young
Title:              Chief Credit Officer

Deere Credit, Inc.

By: /s/ John H. Winger
Name:                      John H. Winger
Title:              Manager, AFS Credit Operations

Bank of the West

By: /s/ Lee Rosin
Name:                      Lee Rosin
Title:              Regional Vice President

John Hancock Life Insurance Company

By: /s/ Kenneth L. Warlick
Name:                      Kenneth L. Warlick
Title:              Managing Director

The Variable Annuity Life Insurance Company

By: /s/ Lochlan O. McNew
Name:                      Lochlan O. McNew
Title:              Managing Director

The United States Life Insurance Company in the City of New York

By: /s/ Lochlan O. McNew
Name:                      Lochlan O. McNew
Title:              Managing Director

Merit Life Insurance Co.

By:  /s/ Lochlan O. McNew
Name:                      Lochlan O. McNew
Title:              Managing Director

American General Assurance Company

By:  /s/ Lochlan O. McNew
Name:                      Lochlan O. McNew
Title:              Managing Director

AIG International Group, Inc.

By:  /s/ Lochlan O. McNew
Name:                      Lochlan O. McNew
Title:              Managing Director

AIG Annuity Insurance Company

By:  /s/ Lochlan O. McNew
Name:                      Lochlan O. McNew
Title:              Managing Director

Transamerica Life Insurance Company

By:  /s/ Stephen Noonan
Name:                      Stephen Noonan
Title:              Vice President

The CIT Group/Business Credit, Inc.

By:  /s/ Tedd Johnson
Name:                      Tedd Johnson
Title:              Vice President

Metropolitan Life Insurance Company

By:  /s/ Steven D. Craig
Name:                      Steven D. Craig
Title:              Director

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank-Nederland” New York Branch

By:  /s/ Richard J. Beard
Name:                      Richard J. Beard
Title:              Executive Director

By:  /s/ Rebecca Morrow
Name:                      Rebecca Morrow
Title:              Executive Director

Farm Credit Services of America, PCA

By:  /s/ Bruce P. Rouse
Name:                      Bruce P. Rouse
Title:              Vice President